[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

SEMIANNUAL REPORT

JUNE 30, 2002
(UNAUDITED)


CREDIT SUISSE TRUST -
- EMERGING MARKETS PORTFOLIO


CREDIT SUISSE TRUST (THE "TRUST") SHARES ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS, BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

MORE COMPLETE INFORMATION ABOUT THE TRUST, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-222-8977 OR BY WRITING TO CREDIT SUISSE TRUST, P.O. BOX 9030, BOSTON, MA 02205-9030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3147. THE TRUST IS ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT
June 30, 2002

                                                                   July 22, 2002

Dear Shareholder:

   For the six months ended June 30, 2002, Credit Suisse Trust -- Emerging Markets Portfolio (the "Portfolio") had a gain of 1.19%, vs. an increase of 2.07% for the Morgan Stanley Capital International Emerging Markets Free Index.(1)

   Emerging stock markets collectively had a small gain in the period. The group started on a strong note, but fell back in the year's second quarter. The general aversion to risk that hampered these markets in late April and May only intensified in June. An uncertain economic and profit outlook in major economies, combined with stepped-up fears regarding corporate governance issues in the U.S., sparked a global sell off in equities, and emerging markets were not spared.

   By region, Latin American markets declined as a group, hurt by the global uncertainty and by political and financial concerns in Brazil. With October's presidential election drawing nearer, there were heightened concerns that the left-leaning candidate could win, potentially upending eight years of free-market reform. On the financial front, Brazilian stocks fell partly on worries over the country's debt-servicing burden. Weakness in the country's currency greatly exacerbated the market's loss for dollar-based investors. Elsewhere of note in the area, Mexican stocks declined -- with results also poorer in U.S. dollar terms -- though this appeared to be largely driven by global factors. Chile struggled, as did Argentina, which remained mired in financial and political turmoil.

   Within Asia, performance was mixed. Good performers included Indonesia, South Korea and Thailand. Losers included the Philippines, with investors drawing similarities between its and Brazil's debt structure. Most markets in the Middle East/European/Africa segment fell back, though Russia and South Africa rose, benefiting from higher commodity prices.

   The Portfolio was hindered by the general decline in emerging stock markets and by weakness in certain areas, e.g., Brazil, where we were modestly overweighted in the latter part of the period. On the positive side, the Portfolio was aided by its meaningful exposure to Indonesia and Thailand in the period.

   Within the Portfolio, we made a few adjustments, raising our exposure to higher-growth and more economically sensitive areas of the market late in the period. We added to such positions -- e.g., certain Asian technology stocks -- on price weakness, in specific cases where we felt we saw attractive valuations. Also late in the period, we raised our exposure to Brazil (after having lowered our position earlier in the period), and ended the period with a modest overweighting. We pared the Portfolio's Mexico position, though we maintained an overweighting, reflecting our optimism over the country's longer-term economic prospects. Other country weightings we raised were South Korea and Turkey, ending the period with overweightings in both markets. We remained underweighted in the broad Europe/Middle East/Africa group, based on our reading of general risk-adjusted valuation factors.

   Going forward, we continue to believe that some caution is warranted. Emerging markets could remain vulnerable to weakness in developed stock markets, especially if economic data from the U.S. and elsewhere disappoints. In addition, while we believe that corporate governance/accounting issues are less of a problem within emerging economies, any more visible revelations in the U.S. could have an indirect negative impact on emerging markets via heightened risk concerns.

   In this environment, we do not intend to be aggressively positioned in terms of regional and industry allocation, but instead will remain focused on attempting to add value on the margin. Our efforts will continue to include looking for opportunities to add more growth and cyclicality to the Portfolio by taking advantage of market volatility.

Richard Watt                 Emily Alejos                 Neil Gregson
Portfolio Manager            Associate                    Associate
                             Portfolio Manager            Portfolio Manager

                 SUMMARY OF ANNUALIZED TOTAL RETURNS (6/30/2002)

                                         SINCE         INCEPTION
                      ONE YEAR         INCEPTION         DATE
                      --------         ---------       ---------
                       -7.88%           -1.39%        12/31/1997

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THE PORTFOLIO MAY INVOLVE A GREATER DEGREE OF RISK THAN OTHER MUTUAL FUNDS THAT SEEK CAPITAL GROWTH BY INVESTING IN LARGER, MORE DEVELOPED COUNTRIES.

----------
(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged capitalization-weighted index (with no defined investment objective) of emerging-market equity performance. The index is "free" because it only reflects active investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The index includes only those countries open to non-local investors. Investors cannot invest directly in an index.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2002 (Unaudited)

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------    -----------
COMMON STOCKS (95.8%)
AUSTRALIA (0.0%)
OIL & GAS (0.0%)
    Novus Petroleum, Ltd.*                                          144    $       130
                                                                           -----------
TOTAL AUSTRALIA                                                                    130
                                                                           -----------

BRAZIL (7.5%)
AEROSPACE & DEFENSE (0.8%)
    Empresa Brasileira de Aeronautica SA ADR                     20,000        428,000
                                                                           -----------

BEVERAGES (1.1%)
    Companhia de Bebidas das Americas ADR                        34,800        540,792
                                                                           -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
    Telecomunicacoes Brasileiras SA - Telebras ADR*              18,600        421,848
                                                                           -----------

METALS & MINING (1.9%)
    Companhia Vale do Rio Doce ADR                               37,800        980,910
                                                                           -----------

OIL & GAS (2.1%)
    Petroleo Brasileiro SA - Petrobras ADR                       63,098      1,097,905
                                                                           -----------

PAPER & FOREST PRODUCTS (0.8%)
    Aracruz Celulose SA ADR                                      19,500        390,000
                                                                           -----------
TOTAL BRAZIL                                                                 3,859,455
                                                                           -----------

CHILE (2.1%)
BANKS (0.7%)
    Banco Santiago ADR                                           20,200        350,470
                                                                           -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
    Compania de Telecomunicaciones de Chile SA ADR               31,100        380,975
                                                                           -----------

ELECTRIC UTILITIES (0.7%)
    Empresa Nacional de Electricidad SA ADR*                     46,500        371,535
                                                                           -----------
TOTAL CHILE                                                                  1,102,980
                                                                           -----------

CHINA (1.3%)
ELECTRIC UTILITIES (1.0%)
    Beijing Datang Power Generation Company, Ltd.             1,084,301        483,088
                                                                           -----------

MARINE (0.3%)
    China Shipping Development Company, Ltd.                    766,000        164,991
                                                                           -----------
TOTAL CHINA                                                                    648,079
                                                                           -----------

HONG KONG (4.3%)
DISTRIBUTORS (1.4%)
    China Resources Enterprise, Ltd.                            608,000        713,257
                                                                           -----------

OIL & GAS (0.8%)
    CNOOC, Ltd.                                                 323,500        433,423
                                                                           -----------

WIRELESS TELECOMMUNICATION SERVICES (2.1%)
    China Mobile, Ltd.*                                         366,500      1,083,095
                                                                           -----------
TOTAL HONG KONG                                                              2,229,775
                                                                           -----------

                 See Accompanying Notes to Financial Statements.

                                        3

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------    -----------
COMMON STOCKS (CONTINUED)
HUNGARY (0.1%)
    Diversified Telecommunication Services (0.1%)
    Matav Rt ADR                                                  2,300    $    36,800
                                                                           -----------
TOTAL HUNGARY                                                                   36,800
                                                                           -----------

INDIA (2.8%)
BANKS (0.8%)
    HDFC Bank, Ltd.*                                             10,600        136,740
    State Bank of India, Ltd. GDR*                               24,100        278,355
                                                                           -----------
                                                                               415,095
                                                                           -----------

IT CONSULTING & SERVICES (0.3%)
    Infosys Technologies, Ltd. ADR                                2,700        138,240
                                                                           -----------

METALS & MINING (0.2%)
    Hindalco Industries, Ltd. GDR*                                7,200        111,600
                                                                           -----------

PHARMECEUTICALS (1.5%)
    Dr. Reddy's Laboratories, Ltd. ADR*                          15,700        304,580
    Ranbaxy Labortories, Ltd. GDR*                               24,000        468,000
                                                                           -----------
                                                                               772,580
                                                                           -----------
TOTAL INDIA                                                                  1,437,515
                                                                           -----------

INDONESIA (1.1%)
AUTOMOBILES (0.3%)
    PT Astra International Tbk*                                 302,000        147,313
                                                                           -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    PT Telekomunikasi Indonesia                                 611,000        262,978
                                                                           -----------

FOOD PRODUCTS (0.3%)
    PT Indofood Sukses Makmur Tbk                             1,136,000        140,163
                                                                           -----------
TOTAL INDONESIA                                                                550,454
                                                                           -----------

ISRAEL (0.4%)
INTERNET SOFTWARE & SERVICES (0.4%)
    Check Point Software Technologies, Ltd.*                     16,300        221,028
                                                                           -----------
TOTAL ISRAEL                                                                   221,028
                                                                           -----------

MALAYSIA (8.5%)
BANKS (3.3%)
    Malayan Banking Berhad                                      417,700        967,329
    Public Bank Berhad                                          809,612        737,191
                                                                           -----------
                                                                             1,704,520
                                                                           -----------

CONSTRUCTION & ENGINEERING (1.2%)
    IJM Corp. Berhad                                            446,000        604,462
                                                                           -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
    Maxis Communications Berhad*                                 84,000        108,285
                                                                           -----------

                 See Accompanying Notes to Financial Statements.

                                        4

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------    -----------
COMMON STOCKS (CONTINUED)
MALAYSIA (CONTINUED)
HOTELS, RESTAURANTS & LEISURE (2.7%)
    Genting Berhad                                              193,022    $   741,629
    Resorts World Berhad*                                       235,000        655,542
                                                                           -----------
                                                                             1,397,171
                                                                           -----------

INDUSTRIAL CONGLOMERATES (1.1%)
    Sime Darby Berhad                                           454,176        597,614
                                                                           -----------
TOTAL MALAYSIA                                                               4,412,052
                                                                           -----------

MEXICO (9.0%)
BANKS (1.2%)
    Grupo Financiero BBVA Bancomer SA de CV Class O             733,600        599,733
                                                                           -----------

BEVERAGES (1.3%)
    Coca-Cola Femsa SA de CV ADR                                  9,000        216,000
    Fomento Economico Mexicano SA de CV ADR                       5,000        196,100
    Grupo Modelo SA de CV Series C*                             112,800        265,420
                                                                           -----------
                                                                               677,520
                                                                           -----------

CONSTRUCTION MATERIALS (1.2%)
    Cemex SA de CV ADR                                           23,002        606,333
                                                                           -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
    Telefonos de Mexico SA de CV ADR                             35,258      1,131,077
                                                                           -----------

MEDIA (1.0%)
    Grupo Televisa SA ADR*                                       13,400        500,892
                                                                           -----------

MULTILINE RETAIL (0.9%)
    Wal-Mart de Mexico SA de CV ADR                              17,800        483,451
                                                                           -----------

WIRELESS TELECOMMUNICATION SERVICES (1.2%)
    America Movil SA de CV ADR                                   47,758        639,957
                                                                           -----------
TOTAL MEXICO                                                                 4,638,963
                                                                           -----------

POLAND (0.1%)
BANKS (0.0%)
    Bank Pekao SA                                                 1,222         28,071
                                                                           -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
    Telekomunikacja Polska*                                      17,042         46,415
                                                                           -----------
TOTAL POLAND                                                                    74,486
                                                                           -----------

RUSSIA (4.2%)
ELECTRIC UTILITIES (0.2%)
    RAO Unified Energy System (UES) ADR*                         12,166        121,417
                                                                           -----------

INDUSTRIAL CONGLOMERATES (0.8%)
    YUKOS ADR*                                                    3,000        414,621
                                                                           -----------

                 See Accompanying Notes to Financial Statements.

                                        5

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------    -----------
COMMON STOCKS (CONTINUED)
RUSSIA (CONTINUED)
OIL & GAS (2.6%)
    LUKOIL ADR*                                                  13,600    $   884,680
    Surgutneftegaz ADR*                                          22,800        445,740
                                                                           -----------
                                                                             1,330,420
                                                                           -----------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
    AO VimpelCom ADR*                                            11,100        282,606
                                                                           -----------
TOTAL RUSSIA                                                                 2,149,064
                                                                           -----------

SOUTH AFRICA (8.9%)
BANKS (1.2%)
    Standard Bank Group Ltd.                                    191,189        593,429
                                                                           -----------

CONTAINERS & PACKAGING (0.2%)
    Nampak Ltd.*                                                 72,170         95,903
                                                                           -----------

FOOD PRODUCTS (0.0%)
    Tiger Brands Ltd.*                                                2             14
                                                                           -----------

INDUSTRIAL CONGLOMERATES (0.6%)
    Bidvest Group, Ltd.                                          66,126        295,044
                                                                           -----------

INSURANCE (1.2%)
    Liberty Group, Ltd.                                          61,330        333,133
    Sanlam, Ltd.                                                364,957        304,082
                                                                           -----------
                                                                               637,215
                                                                           -----------

METALS & MINING (3.2%)
    Anglo American Platinum Corporation, Ltd.                    13,200        518,543
    Gold Fields, Ltd.                                            84,278        995,675
    Impala Platinum Holdings, Ltd.                                2,700        149,749
                                                                           -----------
                                                                             1,663,967
                                                                           -----------

OIL & GAS (1.0%)
    Sasol, Ltd.                                                  46,500        496,137
                                                                           -----------

PAPER & FOREST PRODUCTS (1.0%)
    Sappi, Ltd.                                                  38,506        541,567
                                                                           -----------

SPECIALTY RETAIL (0.0%)
    Edgars Consolidated Stores Ltd.*                              2,974         10,443
                                                                           -----------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
    Johnnic Holdings, Ltd.*                                      61,987        252,526
                                                                           -----------
TOTAL SOUTH AFRICA                                                           4,586,245
                                                                           -----------

SOUTH KOREA (25.1%)
BANKS (6.1%)

    Hana Bank                                                    49,400        706,324
    Kookmin Bank                                                 42,765      2,076,107
    Shinhan Financial Group Company, Ltd.                        26,048        368,105
                                                                           -----------
                                                                             3,150,536
                                                                           -----------

                 See Accompanying Notes to Financial Statements.

                                        6

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------    -----------
COMMON STOCKS (CONTINUED)
SOUTH KOREA (CONTINUED)
BEVERAGES (0.9%)
    Hite Brewery Company, Ltd.                                    7,300    $   450,273
                                                                           -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.6%)
    Samsung Electronics Company, Ltd.                            11,560        560,241
    Samsung SDI Company, Ltd.                                    10,040        777,854
                                                                           -----------
                                                                             1,338,095
                                                                           -----------

METALS & MINING (2.2%)
    POSCO ADR                                                    10,397      1,153,819
                                                                           -----------

MULTILINE RETAIL (1.2%)
    Shinsegae Company, Ltd.                                       3,730        632,539
                                                                           -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (7.3%)
    Samsung Electronics Co.                                      13,666      3,737,540
                                                                           -----------

WIRELESS TELECOMMUNICATION SERVICES (4.8%)
    KT Freetel*                                                  19,800        651,792
    SK Telecom Company, Ltd.                                      7,862      1,761,328
    SK Telecom Company, Ltd. ADR                                  3,200         79,328
                                                                           -----------
                                                                             2,492,448
                                                                           -----------
TOTAL SOUTH KOREA                                                           12,955,250
                                                                           -----------

TAIWAN (14.3%)
BANKS (2.6%)
    Chinatrust Financial Holding Company, Ltd.*               1,095,923        967,698
    SinoPac Holdings Co.*                                       885,453        386,951
                                                                           -----------
                                                                             1,354,649
                                                                           -----------

CHEMICALS (1.4%)
    Nan Ya Plastic Corp.                                        747,000        699,846
                                                                           -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
    Hon Hai Precision Industry Company, Ltd.                    171,720        701,603
                                                                           -----------

INDUSTRIAL CONGLOMERATES (1.5%)
    Far Eastern Textile, Ltd.                                 1,810,000        799,113
                                                                           -----------

INSURANCE (1.7%)
    Cathay Financial Holdings Company, Ltd.                     591,348        870,855
                                                                           -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.7%)
    MediaTek, Inc.                                               36,000        461,194
    Taiwan Semiconductor Manufacturing Co.*                     784,128      1,596,003
    United Microelectronics Corp.*                              751,442        901,940
                                                                           -----------
                                                                             2,959,137
                                                                           -----------
TOTAL TAIWAN                                                                 7,385,203
                                                                           -----------

THAILAND (1.1%)
BANKS (0.7%)
    Bangkok Bank Public Company, Ltd.*                          207,905        342,932
                                                                           -----------

                 See Accompanying Notes to Financial Statements.

                                        7

                                                             NUMBER OF
                                                               SHARES         VALUE
                                                             ----------    -----------
COMMON STOCKS (CONTINUED)
THAILAND (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
    Advanced Info Service Public Company, Ltd.                  211,000    $   203,233
                                                                           -----------
TOTAL THAILAND                                                                 546,165
                                                                           -----------

TURKEY (1.3%)
BANKS (0.2%)
    Turkiye Is Bankasi Class C*                              39,999,000        103,438
                                                                           -----------

BEVERAGES (0.4%)
    Anadolu Efes Biracilik ve Malt Sanayii AS*               11,398,000        222,863
                                                                           -----------

DIVERSIFIED FINANCIALS (0.3%)
    Haci Omer Sabanci Holdings AS*                           70,143,998        172,546
                                                                           -----------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
    Turkcell Iletisim Hizmetleri AS ADR*                         14,400        175,680
                                                                           -----------
TOTAL TURKEY                                                                   674,527
                                                                           -----------

UNITED KINGDOM (3.3%)
METALS & MINING (3.3%)
    Anglo American PLC                                          103,728      1,730,329
                                                                           -----------
TOTAL UNITED KINGDOM                                                         1,730,329
                                                                           -----------

UNITED STATES (0.4%)
COMMINGLED FUNDS (0.3%)
    iShares MSCI Brazil Index Fund                               18,500        178,525
                                                                           -----------

FOOD & DRUG RETAILING (0.1%)
    Companhia Brasileira de Distribuicao Groupo de Acucar         2,800         49,812
                                                                           -----------
TOTAL UNITED STATES                                                            228,337
                                                                           -----------

TOTAL COMMON STOCKS (Cost $46,661,296)                                      49,466,837
                                                                           -----------

WARRANTS (1.9%)
UNITED KINGDOM (1.9%)
BANKS (1.9%)
    UBS AG* (Exp-5/27/03) (Cost $1,057,263)                     256,585      1,001,006
                                                                           -----------

RIGHTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    TelecomAsia Corp. Public Company, Ltd.* (Cost $0)            50,021              0
                                                                           -----------

                 See Accompanying Notes to Financial Statements.

                                        8

                                                                PAR
                                                               (000)          VALUE
                                                             ----------    -----------
SHORT-TERM INVESTMENT (1.5%)
    State Street Bank & Trust Co. Euro Time Deposit,
    1.750%, 7/01/02 (Cost $763,000)                             $   763    $   763,000
                                                                           -----------

TOTAL INVESTMENTS AT VALUE (99.2%) (Cost $48,481,559)                       51,230,843

OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)                                   428,574
                                                                           -----------

NET ASSETS (100.0%)                                                        $51,659,417
                                                                           ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                         GDR = Global Depository Receipt

----------
* Non-income producing security.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (Unaudited)

ASSETS
    Investments at value (Cost $48,481,559)                                                  $   51,230,843
    Cash                                                                                                562
    Foreign currency (Cost $228,920)                                                                229,559
    Receivables for investments sold                                                              1,143,973
    Receivables for fund shares sold                                                                 30,469
    Dividend and interest receivables                                                               152,740
    Prepaid expenses and other assets                                                                 3,761
                                                                                             --------------
      Total assets                                                                               52,791,907
                                                                                             --------------

LIABILITIES
    Advisory fee payable                                                                             36,662
    Administrative services fee payable                                                              18,276
    Payables for investments purchased                                                              962,910
    Payables for fund shares redeemed                                                                48,671
    Payable for foreign taxes                                                                        13,045
    Other accrued expenses payable                                                                   52,926
                                                                                             --------------
      Total liabilities                                                                           1,132,490
                                                                                             --------------

NET ASSETS
    Capital stock, $0.001 par value                                                                   6,058
    Paid-in capital                                                                              65,259,126
    Accumulated Undistributed net investment income                                                 215,821
    Accumulated net realized loss from investments and foreign currency transactions            (16,552,005)
    Net unrealized appreciation from investments and foreign currency translations                2,730,417
                                                                                             --------------
      Net Assets                                                                             $   51,659,417
                                                                                             ==============
    Shares outstanding                                                                            6,058,123
                                                                                             --------------
    Net asset value, offering price and redemption price per share                           $         8.53
                                                                                             ==============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENT OF OPERATIONS
For the Period Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME
    Dividends                                                                                $      525,021
    Interest                                                                                         23,367
    Foreign taxes withheld                                                                          (46,230)
                                                                                             --------------
      Total investment income                                                                       502,158
                                                                                             --------------

EXPENSES
    Investment advisory fees                                                                        298,265
    Administrative services fees                                                                     43,208
    Printing fees                                                                                    43,839
    Custodian fees                                                                                   17,320
    Legal fees                                                                                        8,026
    Audit fees                                                                                        6,558
    Transfer agent fees                                                                               3,051
    Insurance expense                                                                                 1,752
    Interest expense                                                                                    981
    Trustees fees                                                                                       821
    Registration fees                                                                                   363
    Miscellaneous expense                                                                             3,724
                                                                                             --------------
      Total expenses                                                                                427,908
    Less: fees waived                                                                               (93,851)
                                                                                             --------------
      Net expenses                                                                                  334,057
                                                                                             --------------
       Net Investment income                                                                        168,101
                                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS
    Net realized loss from investments                                                           (1,274,300)
    Net realized loss from foreign currency transactions                                            (80,012)
    Net change in unrealized appreciation (depreciation) from investments                           873,762
    Net change in unrealized appreciaton (depreciation) from foreign currency translations          (12,482)
                                                                                             --------------
    Net realized and unrealized loss from investments and foreign currency related items           (493,032)
                                                                                             --------------
    Net decrease in net assets resulting from operations                                     $     (324,931)
                                                                                             ==============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FOR THE SIX MONTHS       FOR THE YEAR
                                                                   ENDED JUNE 30, 2002          ENDED
                                                                        (UNAUDITED)       DECEMBER 31, 2001
                                                                   -------------------    -----------------
FROM OPERATIONS
  Net investment income                                            $           168,101    $         230,216
  Net realized loss on investments and foreign
   currency transactions                                                    (1,354,312)          (9,058,391)
  Net change in unrealized appreciation (depreciation) from
   investments and foreign currency translations                               861,280            5,884,035
                                                                   -------------------    -----------------
   Net decrease in net assets resulting from operations                       (324,931)          (2,944,140)
                                                                   -------------------    -----------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                             104,129,068          158,745,561
  Net asset value of shares redeemed                                       (90,475,785)        (150,074,287)
                                                                   -------------------    -----------------
   Net increase in net assets from capital share transactions               13,653,283            8,671,274
                                                                   -------------------    -----------------
  Net increase in net assets                                                13,328,352            5,727,134

NET ASSETS
  Beginning of period                                                       38,331,065           32,603,931
                                                                   -------------------    -----------------
  End of period                                                    $        51,659,417    $      38,331,065
                                                                   ===================    =================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                    $           215,821    $          47,720
                                                                   ===================    =================

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Oustanding Throughout Each Period)

                                                     FOR THE SIX MONTHS                    FOR THE YEAR ENDED
                                                    ENDED JUNE 30, 2002      --------------------------------------------
                                                         (UNAUDITED)           2001        2000        1999        1998
                                                    -------------------      --------    --------    --------    --------
PER SHARE DATA
  Net asset value, beginning of period              $              8.43      $   9.33    $  14.18    $   8.19    $  10.00
                                                    -------------------      --------    --------    --------    --------

INVESTMENT OPERATIONS
  Net investment income                                            0.03          0.06        0.23        0.05(1)     0.10
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                                 0.07(2)      (0.96)      (4.70)       6.56       (1.83)
                                                    -------------------      --------    --------    --------    --------

      Total from investment operations                             0.10         (0.90)      (4.47)       6.61       (1.73)
                                                    -------------------      --------    --------    --------    --------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                               --            --       (0.20)      (0.04)      (0.08)
  Distributions from net realized gains                              --            --       (0.15)      (0.58)         --
  Return of capital                                                  --            --       (0.03)         --          --
                                                    -------------------      --------    --------    --------    --------

      Total dividends and distributions                              --            --       (0.38)      (0.62)      (0.08)
                                                    -------------------      --------    --------    --------    --------

NET ASSET VALUE, END OF PERIOD                      $              8.53      $   8.43    $   9.33    $  14.18    $   8.19
                                                    ===================      ========    ========    ========    ========
      Total return(3)                                              1.19%        (9.65)%    (31.55)%     81.40%     (17.30)%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000s omitted)          $            51,659      $ 38,331    $ 32,604    $ 16,781    $  2,696
    Ratio of expenses to average net assets(4)                     1.40%(5)      1.40%       1.42%       1.42%       1.40%
    Ratio of net investment income (loss) to
      average net assets                                           0.70%(5)      0.63%       2.45%      (0.19)%      2.09%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                         0.39%(5)      0.49%       0.27%       1.73%       6.81%
  Portfolio Turnover Rate                                            66%          130%        208%        145%         21%

----------
(1) Per Share information is calculated using the average shares outstanding method.

(2) The amount shown for a share outstanding does not correspond with aggregate net gain/loss on investments for the period due to timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00% for the six months ended June 30, 2002, and .00%, .02%, .02%, and .00% for each of the years ended December 31, 2001, 2000, 1999 and 1998, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.40% for the six months ended June 30, 2002 and for each of the years ended December 31, 2001, 2000, 1999 and 1998, respectively.

(5) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Trust (the "Trust"), a Massachusetts business trust incorporated on March 15, 1995, is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Emerging Markets Portfolio (the "Portfolio"), is included in this report. The Portfolio is a non-diversified investment fund that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believe accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, the Portfolio's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At June 30, 2002, the Portfolio had no open forward foreign currency contracts.

   I) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation of assets, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity, market, operational and valuation risks.

   The Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

   The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 1.25% of the Portfolio's average daily net assets. For the six months ended June 30, 2002, investment advisory fees earned, and voluntarily waived were $298,265 and $93,851, respectively.

   Credit Suisse Asset Management Limited ("CSAM Ltd."), an affiliate of CSAM, serves as sub-investment adviser to the Portfolio. CSAM Ltd.'s sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Portfolio.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB), serve as co-administrators to the Portfolio. At its meeting held on February 12, 2002 the Board of Trustees approved SSB to replace PFPC, Inc. ("PFPC") as co-administrator effective May 1, 2002.

   For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the six months ended June 30, 2002, administrative services fees earned by CSAMSI were $23,861.

   For its administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           ANNUAL RATE                       AVERAGE DAILY NET ASSETS
           -----------                       ------------------------
           First $500 million            .08% of average daily net assets
           Next $1 billion               .07% of average daily net assets
           Over $1.5 billion             .06% of average daily net assets

   For the period January 1, 2002 through April 30, 2002, administrative service fees earned by PFPC (including out of pocket expenses) were $14,985.

   For its administrative services SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds administered by SSB and allocated based upon relative average net assets of each fund.

           AVERAGE DAILY NET ASSETS                 ANNUAL RATE
           ------------------------                 -----------
           First $5 billion              .050% of average daily net assets
           Next $5 billion               .035% of average daily net assets
           Over $10 billion              .020% of average daily net assets

   For the period May 1, 2002 to June 30, 2002, administrative service fees earned by SSB (including out-of-pocket fees) were $4,362.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   Boston Financial Data Services, Inc. ("BFDS") serves as the Portfolio's transfer and dividend disbursement agent. The Portfolio has an arrangement with BFDS whereby interest earned on uninvested cash balances is used to offset a portion of its transfer agent expense. For the six months ended June 30, 2002, the Portfolio did not receive any credits or reimbursements under this arrangement.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing services. For the six months ended June 30, 2002, Merrill was paid $227 for its services by the Portfolio.

NOTE 3. LINE OF CREDIT

   Through June 18, 2002, the Portfolio, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of ..10% per annum on the average unused amount of the Prior Credit Facility, which is allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

   Effective June 19, 2002, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At June 30, 2002, there were no loans outstanding under the New Credit Facility.

   During the six months ended June 30, 2002, the Portfolio had borrowings under the New Credit Facility as follows:

           AVERAGE DAILY        WEIGHTED AVERAGE             MAXIMUM DAILY
           LOAN BALANCE          INTEREST RATE %           LOAN OUTSTANDING
           -------------        ----------------           ----------------
           $ 740,833                 2.302%                   $ 1,177,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) were $43,447,170 and $29,922,849, respectively.

   At June 30, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were $48,481,559, $5,678,662, ($2,929,378) and $2,749,284, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions in shares of the Portfolio were as follows:

                                FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                                JUNE 30, 2002(UNAUDITED)   DECEMBER 31, 2001
                                ------------------------   ------------------
Shares sold                            11,623,395              18,757,687
Shares redeemed                       (10,111,465)            (17,704,414)
                                      -----------             -----------
Net increase                            1,511,930               1,053,273
                                      ===========             ===========

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 9030, BOSTON, MA 02205-9030
800-222-8977 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TREMK-3-0602